Delaware
Investments(SM)
---------------------------------------
A member of Lincoln Financial Group(R)



[Closed End Artwork]


CLOSED-END

Semiannual Report
2002

DELAWARE INVESTMENTS
Global Dividend and Income Fund, Inc.



[LOGO] POWERED BY RESEARCH.(SM)

Table
  of Contents


Letter to Shareholders                                          1

Portfolio Management Review                                     3

Performance Summary                                             6

Financial Statements:

  Statement of Net Assets                                       7

  Statement of Operations                                      13

  Statements of Changes
     in Net Assets                                             14

  Statement of Cash Flows                                      15

  Financial Highlights                                         16

  Notes to Financial Statements                                17

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware International Advisers Ltd., which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Your Fund's Investment Strategies
  A Tradition of Sound Investing Since 1929

U.S. Common Stocks with Above-Average Yields
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high yields can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add value to total return.

Convertible Preferred Stocks and Bonds
The Fund invests in both convertible preferred stocks and convertible bonds. Both securities pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying common stock rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a lower yield.

High-Yield Corporate Bonds
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risk. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

Foreign Stocks
In evaluating foreign stocks, the Fund's management takes into account risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies, and the effect of currency fluctuations. The value of a company's projected dividend stream is "discounted" for these risks so that management has a consistent yardstick to compare stocks around the globe.

Foreign Bonds
The Fund invests in foreign government and corporate bonds whose total return potential relative to currency, political and economic risks, appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bond.

Leveraging
About $21 million (30.50%) of your Fund's total net assets were leveraged as of May 31, 2002. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee that the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Your Fund's Buyback Program
Your Fund's board of directors approved a share repurchase program in 1994 that authorizes Delaware Investments Global Dividend and Income Fund, Inc. to purchase up to 10% of its outstanding shares on the floor of the New York Stock Exchange. During the six-month period ended May 31, 2002, we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

Your Reinvestment Options
Delaware Investments Global Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial advisor.

Letter
  to Shareholders

                      Delaware Investments Global Dividend and Income Fund, Inc. June 11, 2002


Recap of Events
During the six months ended May 31, 2002, the U.S. economy showed signs of renewed strength after a brief and mild recession that appeared to end in November.

In the first quarter of 2002, the U.S. economy grew by an annualized rate of +6.1% as measured by the gross domestic product (GDP). However, unemployment rates continued to rise, peaking at a 7 1/2 year high of 6% in April. Meanwhile, corporations struggled to resume steady and strong sales and earnings growth.

The Federal Reserve's aggressive interest rate cuts (11 reductions to the fed funds rate throughout 2001) are beginning to take effect. It can take nine months or longer for interest rate reductions to be felt throughout the economy. However, the effects have yet to be reflected in rising corporate profits or renewed investor confidence. Complicating things is the skepticism investors have displayed regarding corporate accounting practices in the aftermath of the Enron meltdown and discouraging revelations elsewhere. Clearly, it will take time to shake off the negativity surrounding market news coming out of this very difficult period.

Delaware Investments Global Dividend and Income Fund, Inc. returned +9.21% (at net asset value with distributions reinvested) for the six-month period ended May 31, 2002. The Fund outperformed the +0.93% gain by the Morgan Stanley Capital International (MSCI) Europe, Australia, and Southeast Asia (EASEA) Index during the period. It also strongly outperformed the +2.01% gain of its peer group, the Lipper Closed-End Income and Preferred Stock Funds Average.

Market Outlook
We continue to expect price volatility, as investors remain skeptical in the wake of the Enron collapse and other corporate accounting and reporting uncertainties. Investors will need compelling reasons to begin buying and holding stocks again, which may happen naturally once corporations begin reporting profit growth amidst the economic recovery.

Barring an energy crisis or a worsening of the situation in the Middle East, we think investors could see strong earnings improvements in the second half of 2002, within the context of a fairly modest economic recovery. Ultimately, we expect that steady economic growth, low inflation, low interest rates and high levels of productivity will lead to improved profitability in the coming months. Due to the modest expected rate of economic recovery, we do not expect to see any fed funds rate increases for at least several months.

Total Return

                                                                                       Premium(+) /
At Net Asset Value                                                                     Discount (-)
For the period ended May 31, 2002                                      Six Months     As of 5/31/02
------------------------------------------------------------------------------------------------------------
Delaware Investments Global Dividend and Income Fund, Inc.                +9.21%          +14.78%

Standard & Poor's 500 Index                                               -5.67%

Merrill Lynch High-Yield Bond Index                                       +2.29%

Morgan Stanley Capital International (MSCI)
  Europe, Australia, and Southeast Asia (EASEA) Index                     +0.93%

Salomon Smith Barney Non-U.S. World Government Bond Index                 +4.79%

Lipper Closed-End Income and Preferred Stock Funds Average (11 funds)     +2.01%

------------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of all distributions. Performance information at market price and net asset value can be found on page 6. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. The Merrill Lynch High-Yield Bond Index measures the performance of the U.S. high-yield bond market. The Morgan Stanley Capital International (MSCI) Europe, Australia, and Southeast Asia (EASEA) Index measures the performance of stocks in Europe, Australia, and Southeast Asia, excluding Japan. The Salomon Smith Barney Non-U.S. World Government Bond Index measures the general performance of non-U.S. bond markets. All indexes are unmanaged. The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of income and preferred stock closed-end funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Overall, we see plenty of investment opportunities beginning to unfold. We expect that long-term investors will continue to benefit from the broad diversification and income-oriented investment style that Delaware Investments Global Dividend and Income Fund, Inc. offers. Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.
-------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio
  Management Review

                      Delaware Investments Global Dividend and Income Fund, Inc. June 11, 2002

Fund Managers
Peter C. Andersen
Senior Portfolio Manger
U.S. Fixed Income
Delaware Management Company

Damon J. Andres
Senior Portfolio Manager
U.S. Equities
Delaware Management Company

Nancy M. Crouse
Senior Portfolio Manager
U.S. Equities
Delaware Management Company

Joanna Bates
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers Ltd.

Clive A. Gillmore
Senior Portfolio Manager
Foreign Equities
Delaware Investment Advisers Ltd.

Christopher A. Moth
Senior Portfolio Manager
Foreign Fixed-Income
Delaware Investment Advisers Ltd.

The Fund's Results

In late 2001, investors worldwide were grappling with the effects of recessions in the U.S. and Europe, as well as continued market volatility. By March 2002, signs of economic strengthening began to emerge in the U.S., aided in part by low interest rates and strong consumer spending.

While an economic recovery is under way in the U.S., the recovery appears more subdued than normal. Meanwhile, legal and accounting issues surrounding several high profile U.S. corporations have plagued investor confidence in recent months. For the six months ended May 31, 2002, the S&P 500 Index fell by -5.67%.

As 2002 progressed into spring, non-U.S. equity performance, as measured by the Morgan Stanley Capital International (MSCI) Europe, Australia, and Southeast Asia (EASEA) Index, improved dramatically as major euro zone economies began to record stronger output. This market strength carried through to the end of May, so that during the Fund's first half of its fiscal year the MSCI EASEA Index gained +0.93% (all non-U.S. returns are quoted in U.S. dollars).

Despite the challenges of global markets where performance could be called "mixed" at best, Delaware Investments Global Dividend and Income Fund, Inc. enjoyed gains for the six months ended May 31, 2002. During this period, your Fund posted a +9.21% return (at net asset value with distributions reinvested).

Positive total return performance in the bond market contributed to the Fund's strong performance. For the period, both the Salomon Smith Barney Non-U.S. World Government Bond Index (+4.79%) and the Merrill Lynch High-Yield Bond Index (+2.29%) posted net gains.

Portfolio Highlights

In our pursuit of income generated by investments from around the world, we have kept your Fund widely diversified. As always, the portfolio included both stock and bond investments from the U.S. and foreign markets. The Fund had 42.10% of its net assets in non-U.S. investments as of May 31, 2002, and the investment portfolio had been expanded to include 274 different securities in total -- an increase over recent periods that was a consequence of volatility in many world markets. We believe that diversification generally helped the Fund during the period.

U.S. Stocks

Though the anticipated rebound of cyclical stocks didn't meet our expectations during the period, some of the cyclical stocks that we held performed relatively well. Forest products leader Weyerhaeuser generated attractive returns following completion of its acquisition of Willamette Industries. Within Weyerhaeuser's core business, price increases have begun to surface due to a disciplined capacity shutdown.

The Fund also continues to have a significant allocation to real estate investment trusts (REITs), which have performed well for more than two years running. As a group, REITs were among the portfolio's best performers again during the six-month period. REITs offer steady, reliable income, which make them a natural investment for a Fund looking to deliver consistent cash flow to shareholders.

Our holdings in the capital goods sectors of the economy -- which included Caterpillar, Emerson Electric, and Deere & Company (better known as John Deere) -- also generated strong returns. We believe that a recently approved U.S. farm bill enabling farmers to increase equipment spending is likely to benefit companies such as John Deere.

We also began increasing our positions in consumer growth areas, specifically large pharmaceutical companies. While we experienced disappointments among pharmaceutical holdings during the period, we believe this sector offers long-term value. A number of issues have negatively impacted drug companies recently, including patent expirations, a decline in new product rollouts, and competition from generic drugs amid demand for lower healthcare costs. Despite these issues, we feel demographics favor this industry strongly, and will continue to capitalize on select opportunities such as Bristol-Myers Squibb, Abbott Laboratories, and Schering-Plough, which we feel offer compelling valuations and strong balance sheets.

Foreign Stocks

The collapse of Enron in the U.S. had little direct impact on international equity markets. Nonetheless, the debate that has been initiated on appropriate accounting practices has led to some sharp share price reactions in companies with poor transparency and a history of aggressive accounting practices. As investors in international equity markets, we have been very cognizant of the drawbacks to certain accounting practices used in various markets. Varying practices, in our view, highlight the need for detailed country and sector knowledge, rigorous fundamental analysis and an investment methodology that is applicable in all countries.

Most of our strategies with regard to the investment portfolio remained in place during the past six months. Within the foreign stock section of the portfolio, we continue to hold a heavier weighting than the MSCI EASEA Index in the U.K. and are generally attracted to the banking, finance, and insurance sector, where we hold HBOS, Lloyds TSB Group, and ING Groep NV of the Netherlands. Many of our top non-U.S. equity holdings at period end were names that have been in the portfolio for some time, including GlaxoSmithKline, Boots, Foster's Brewing Group, and France's Societe Generale, among others.

High-Yield Bonds

Our high-yield bond allocation was a positive contributor to performance during the period, as the market for non-investment grade debt has improved over recent periods. Despite poor performance among many cable issues stemming from Adelphia's much-publicized troubles, the sector (cable, media, and publishing in the Fund's Statement of Net Assets) remains a large part of high-yield bond indexes. We remain bullish on some cable-related companies, such as Charter Communications, and feel that the yields in the sector are attractive.

We continued to focus on companies whose business models and balance sheets are easily understood. With the SEC and ratings agencies further scrutinizing complex accounting practices, we believe these types of companies are easier to analyze and are generally free from "inquiry risk." We also focused on securities rated B or higher by Moody's or Standard & Poor's during the period, and expect to continue to do so going forward.

Foreign Bonds

Government bond markets seem to be anticipating a global economic recovery. Long-term yields rose sharply in the last several months of our six-month period (except in Japan), reversing the price gains made in the second half of 2001. We continue to believe Australia and New Zealand show the best value based on prospective real yields. Growth in both economies looks set to remain strong during the remainder of 2002, and we expect rapid productivity growth to subdue inflation. We believe euro zone government bonds also offer good value. We believe that underlying inflation in the euro zone should fall in 2002, as spare capacity should lead to slower wage growth. Japan and the U.S. remain poorly valued markets in our opinion, although we are attracted to U.S. index-linked bonds.

Outlook

We believe it could take time for the global economic picture to brighten fully, but are confident that Delaware Investments Global Dividend and Income Fund, Inc. is well positioned to generate attractive income and returns going forward.

We will maintain a cautious approach and avoid making heavy sector bets or reaching too strongly for high yields in search of market outperformance. It is our belief that companies with strong cash flows and an emphasis on fundamentals will be the best performers over the long term. We believe our reliance on bottom-up, individual security selection helps us uncover reasonable valuations and offers investors a portfolio with broad diversification, attractive income, and low volatility.


Delaware Investments Global Dividend and
Income Fund, Inc.
Top 10 Country Allocations
As of May 31, 2002

United States 57.90%
------------------------------------------------------------
United Kingdom 6.65%
---------
Australia 5.98%
---------
Germany 5.22%
------
New Zealand 4.22%
-----
South Africa 4.03%
----
France 2.62%
----
Mexico 2.50%
----
Poland 2.09%
---
Greece 1.84%
--
------------------------------------------------------------->
0%                                                         60%

Delaware Investments
  Global Dividend and Income Fund, Inc.

Fund Basics

As of May 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to achieve high current income and, secondarily, capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$68.86 million
--------------------------------------------------------------------------------
Number of Holdings:
274
--------------------------------------------------------------------------------
Fund Start Date:
March 4, 1994

Fund Performance
Average Annual Total Returns

Through May 31, 2002                      Lifetime     Five Years    One Year
--------------------------------------------------------------------------------
At Market Price                            +9.43%        +6.81%      +16.14%
At Net Asset Value                         +8.43%        +4.25%       +5.04%

Returns reflect reinvestment of all distributions. Shares of the Fund were initially offered with a sales charge of 6.0%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table and graphs on the following page do not reflect the deductions of taxes the shareholder would pay of Fund distributions or redemptions of Fund shares.

--------------------------------------------------------------------------------
Your Fund Managers:
Peter C. Andersen received a Master's degree in finance from Harvard University and a Master's degree in physics from Yale University. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Mr. Andersen is a CFA charterholder.

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services with Cambridge Associates, Inc. in Arlington, Virginia. He is also co-manager of Delaware REIT Fund.

Nancy M. Crouse began her career in finance at Philadelphia National Bank. Before joining Delaware in 1993, she served as Vice President at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder.

Joanna Bates is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Management Ltd.

Christopher A. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. Mr. Moth joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections.
--------------------------------------------------------------------------------
NYSE Symbol:
DGF

Market Price vs. Net Asset Value
May 31, 2001 to May 31, 2002

Delaware Investments Global Dividend and Income Fund, Inc.

                                         Delaware           Delaware
                                        Investments        Investments
                                          Global             Global
                                       Dividend and       Dividend and
                                       Income Fund,        Income Fund,
                                   Inc -- Market Price      Inc -- NAV
              ------------------------------------------------------------
                May '01                  $12.90               $12.23
                Jun '01                  $12.83               $11.93
                Jul '01                  $12.95               $12.01
                Aug '01                  $13.15               $12.05
                Sept '01                 $10.85               $10.90
                Oct '01                  $11.87               $10.79
                Nov '01                  $12.40               $11.17
                Dec '01                  $11.85               $11.09
                Jan '02                  $12.30               $10.96
                Feb '02                  $12.30               $10.92
                Mar '02                  $12.60               $11.24
                Apr '02                  $12.85               $11.30
                May '02                  $13.20               $11.50

Past performance is not a guarantee of future results.

Statement
  of Net Assets

                      Delaware Investments Global Dividend and Income Fund, Inc. May 31, 2002 (Unaudited)

                                                     Number of        Market
                                                       Shares      Value (U.S.$)

Common Stock - 70.03%

Automobiles & Automotive Parts - 2.99%
  Continental                                           26,000      $  471,236
  Ford Motor                                            38,667         682,472
  General Motors                                        10,200         633,930
  GKN                                                   56,000         274,487
                                                                    ----------
                                                                     2,062,125
                                                                    ----------
Banking, Finance & Insurance - 10.20%
  Banco Santander Central Hispano                        3,237          29,909
  Bank of America                                       12,100         917,301
  Bayerische Hypo-und Vereinsbank AG                     7,800         274,726
  Gladstone Capital                                     47,800         889,080
  HBOS                                                  32,000         385,101
  ING Groep NV                                          21,489         568,354
  IntesaBci                                            108,500         321,331
  J.P. Morgan Chase                                     22,200         798,090
  Lloyds TSB Group                                      38,600         417,934
  Mellon Financial                                      10,600         393,260
  National Australia Bank                               25,119         514,429
  Sanlam                                               303,000         272,348
  Societe Generale Class A                               6,650         451,978
  Wells Fargo                                           15,100         791,240
                                                                    ----------
                                                                     7,025,081
                                                                    ----------
Building & Materials - 1.59%
  Compagnie de Saint Gobain                              3,200         568,024
  CSR                                                   45,172         168,248
  Wharf Holdings                                       153,000         360,930
                                                                    ----------
                                                                     1,097,202
                                                                    ----------
Chemicals - 3.56%
  Air Products & Chemicals                              15,300         767,295
  Bayer                                                 16,433         534,268
  Dow Chemical                                          25,500         850,170
  Orica                                                 56,800         296,760
                                                                    ----------
                                                                     2,448,493
                                                                    ----------
Computers & Technology - 0.84%
  Pitney Bowes                                          14,100         577,395
                                                                    ----------
                                                                       577,395
                                                                    ----------
Consumer Products - 2.07%
  Kimberly-Clark                                        10,000         649,200
  Procter & Gamble                                       8,700         779,085
                                                                    ----------
                                                                     1,428,285
                                                                    ----------
Electronics & Electrical Equipment - 0.84%
  Emerson Electric                                      10,000         578,500
                                                                    ----------
                                                                       578,500
                                                                    ----------
Energy - 4.98%
  ChevronTexaco                                          8,300         724,176
  Conoco Class B                                        21,000         564,480
  Kerr-McGee                                            11,600         673,844
  Royal Dutch Petroleum                                 11,700         654,750
  RWE                                                   11,000         417,236
  Sasol                                                 35,307         392,896
                                                                    ----------
                                                                     3,427,382
                                                                    ----------

                                                      Number of       Market
                                                       Shares      Value (U.S.$)

Common Stock (continued)

Food, Beverage & Tobacco - 6.02%
  Anheuser-Busch                                         14,400     $  743,184
  Foster's Brewing Group                                205,142        543,445
  Goodman Fielder                                       742,076        684,685
  Heinz (H.J.)                                           22,000        893,860
  PepsiCo                                                14,200        738,116
  RJ Reynolds Tobacco Holdings                                1             71
  Six Continents                                         48,528        540,338
                                                                    ----------
                                                                     4,143,699
                                                                    ----------
Healthcare & Pharmaceuticals - 4.39%
  Abbott Laboratories                                    12,500        593,750
  Biomet                                                 15,900        448,857
  Bristol-Myers Squibb                                   22,500        700,200
  GlaxoSmithKline                                        22,792        468,208
  Merck & Company                                        10,400        593,840
  Schering-Plough                                         8,200        216,890
                                                                    ----------
                                                                     3,021,745
                                                                    ----------
Industrial Machinery - 1.96%
  Brambles Industries                                    56,000        269,161
  Caterpillar                                            11,000        574,970
  Deere & Company                                        10,700        502,900
                                                                    ----------
                                                                     1,347,031
                                                                    ----------
Metals & Mining - 0.57%
  Rio Tinto                                              20,523        392,769
                                                                    ----------
                                                                       392,769
                                                                    ----------
Paper & Forest Products - 3.14%
  Amcor                                                 111,800        572,724
  Carter Holt Harvey                                     63,274         60,913
  International Paper                                    16,400        706,840
  Paperlinx                                              19,765         58,849
  Weyerhaeuser                                           11,600        759,800
                                                                    ----------
                                                                     2,159,126
                                                                    ----------
Real Estate - 12.71%
  AMB Property                                           18,300        533,445
  Apartment Investment & Management                      11,100        517,038
  Camden Property Trust                                  10,000        384,000
  Capital Automotive                                     15,400        368,830
  Chateau Communities                                    18,100        545,715
  Duke Realty                                            26,000        703,560
  FBR Asset Investment                                    9,600        327,840
 +Host Marriott                                          75,000        860,999
  Liberty Property Trust                                 21,042        725,949
  Macerich                                               18,000        513,900
  Meristar Hospitality                                   20,100        321,600
  Pan Pacific Retail Properties                          17,600        557,568
  Prentiss Properties Trust                              21,308        682,921
  Ramco-Gershenson Properties                            18,400        361,560
  Reckson Associates Realty                              28,100        706,715
  Simon Property Group                                    8,000        272,560
  Sun Communities                                         9,000        369,720
                                                                    ----------
                                                                     8,753,920
                                                                    ----------

Statement
  of Net Assets (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.

                                                      Number of       Market
                                                       Shares      Value (U.S.$)

Common Stock (continued)

Retail - 2.61%
  Boots                                                  55,874     $   559,593
  GUS                                                    56,051         531,431
  Sears Roebuck & Company                                12,000         708,600
                                                                    -----------
                                                                      1,799,624
                                                                    -----------
Telecommunications - 2.30%
  BellSouth                                              12,000         399,360
  Cable & Wireless                                       50,300         154,369
  Telecom Corporation of New Zealand                    189,000         466,186
  Verizon Communications                                 13,054         561,322
                                                                    -----------
                                                                      1,581,237
                                                                    -----------
Textiles, Apparel & Furniture - 1.11%
  Newell Rubbermaid                                      22,300         761,545
                                                                    -----------
                                                                        761,545
                                                                    -----------
Transportation & Shipping - 1.70%
  British Airways                                        93,000         276,908
  Union Pacific                                          10,000         612,401
  West Japan Railway                                         63         283,260
                                                                    -----------
                                                                      1,172,569
                                                                    -----------
Utilities - 6.45%
  BG                                                    121,754         528,198
  Electrabel                                              1,689         372,396
  Hong Kong Electric                                    142,000         551,626
  Iberdrola                                              38,396         534,485
  Powergen                                               51,389         577,458
  Scottish Power ADR                                     26,100         594,036
 +Telefonica                                             32,830         347,508
  Telstra                                               100,953         270,293
  TXU                                                    13,000         667,290
                                                                    -----------
                                                                      4,443,290
                                                                    -----------
Total Common Stock (cost $45,590,695)                                48,221,018
                                                                    -----------

Convertible Preferred Stock - 6.75%

Aerospace & Defense - 0.73%
  Northrop Grumman 7.25%                                  3,850         500,423
                                                                    -----------
                                                                        500,423
                                                                    -----------
Banking, Finance & Insurance - 2.47%
  Equity Securities Trust I 6.50%                        13,500         302,940
  Sovereign Capital Trust II 7.50%                       13,000       1,104,350
  Travelers Property Casualty 4.50%                      12,000         293,400
                                                                    -----------
                                                                      1,700,690
                                                                    -----------
Paper & Forest Products - 0.94%
  Georgia-Pacific PEPS Units 7.50%                       22,500         648,000
                                                                    -----------
                                                                        648,000
                                                                    -----------
Real Estate - 1.73%
  General Growth Properties 7.25%                        38,700       1,190,025
                                                                    -----------
                                                                      1,190,025
                                                                    -----------

                                                      Number of       Market
                                                       Shares      Value (U.S.$)

Convertible Preferred Stock (continued)

Transportation & Shipping - 0.88%
  Union Pacific Capital Trust
    TIDES 144A 6.25%                                    12,000      $   609,000
                                                                    -----------
                                                                        609,000
                                                                    -----------
Total Convertible Preferred Stock
  (cost $4,445,375)                                                   4,648,138
                                                                    -----------

Preferred Stocks - 0.92%

Real Estate - 0.92%
  LaSalle Hotel Properties 10.25%                       23,500          629,800
                                                                    -----------
                                                                        629,800
                                                                    -----------
Telecommunications - 0.00%
  Intermedia Communications PIK 13.50%                       1              275
                                                                    -----------
                                                                            275
                                                                    -----------
Total Preferred Stocks (cost $588,063)                                  630,075
                                                                    -----------

                                                     Principal
                                                      Amount++

Convertible Bonds - 4.00%

Automobiles & Automotive Parts - 1.26%
  MascoTech 4.50% 12/15/03                   USD       900,000          868,500
                                                                    -----------
                                                                        868,500
                                                                    -----------
Banking, Finance & Insurance - 0.59%
  Verizon Global Funding 144A
    5.75% 4/1/03                                       400,000          406,000
                                                                    -----------
                                                                        406,000
                                                                    -----------
Computers & Technology - 0.34%
  Mercury Interactive 144A
    4.75% 7/1/07                                       275,000          234,781
                                                                    -----------
                                                                        234,781
                                                                    -----------
Retail - 0.84%
  Gap 144A 5.75% 3/15/09                               500,000          576,875
                                                                    -----------
                                                                        576,875
                                                                    -----------
Transportation & Shipping - 0.97%
  Continental Airlines 4.50% 2/1/07                    750,000          671,250
                                                                    -----------
                                                                        671,250
                                                                    -----------
Total Convertible Bonds
  (cost $2,665,250)                                                   2,757,406
                                                                    -----------

Statement
  of Net Assets (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.


                                                     Principal        Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds - 44.14%

Aerospace & Defense - 0.11%
  BE Aerospace 9.50% 11/1/08              USD          45,000       $   43,650
  Sequa 9.00% 8/1/09                                   30,000           30,450
                                                                    ----------
                                                                        74,100
                                                                    ----------
Automobiles & Automotive Parts - 0.40%
  Advance Stores 10.25% 4/15/08                        25,000           26,688
  Asbury Auto Group 144A
    9.00% 6/15/12                                     100,000           99,999
  Collins & Aikman Products 144A
    10.75% 12/31/11                                    50,000           52,563
  Neff 10.25% 6/1/08                                   50,000           31,500
  Venture Holdings Trust
    12.00% 6/1/09                                      95,000           65,075
                                                                    ----------
                                                                       275,825
                                                                    ----------
Banking, Finance & Insurance - 1.60%
  Asat Finance 12.50% 11/1/06                          91,000           76,895
  Depfa Deutsche Pfandbriefbank
    AG 5.50% 1/15/10                      EUR         500,000          471,697
  Fairfax Financial Holdings
    7.75% 12/15/03                        USD         110,000          105,733
  Finova Group 7.50% 11/15/09                         230,000           82,800
  Midland Funding II Series A
    11.75% 7/23/05                                    150,000          158,771
  Orion Power Holdings
    12.00% 5/1/10                                      75,000           69,375
  Sovereign Bancorp
    10.50% 11/15/06                                    60,000           66,900
  Von Hoffman Press 144A
    10.25% 3/15/09                                     30,000           31,313
  Western Financial Bank
    9.625% 5/15/12                                     40,000           40,600
                                                                    ----------
                                                                     1,104,084
                                                                    ----------
Building & Materials - 0.41%
  Ainsworth Lumber
    13.875% 7/15/07                                    15,000           16,913
  Albecca 10.75% 8/15/08                               50,000           55,813
  Beazer Homes USA 8.625% 5/15/11                      60,000           62,550
  DR Horton
    9.75% 9/15/10                                      45,000           48,150
    10.00% 4/15/06                                     30,000           30,975
  Encompass Services
    10.50% 5/1/09                                     110,000           65,449
                                                                    ----------
                                                                       279,850
                                                                    ----------

                                                     Principal        Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)

Cable, Media & Publishing - 1.22%
  Charter Communications Holdings
    10.00% 4/1/09                         USD          325,000      $  294,124
   *144A 12.99% 1/15/12                                155,000          77,888
  Coaxial Communications of Central
    Ohio 10.00% 8/15/06                                110,000         110,549
  CSC Holdings
    9.875% 2/15/13                                      45,000          44,888
    10.50% 5/15/16                                      50,000          51,000
  Lodgenet Entertainment 10.25% 12/15/06               125,000         126,874
  Mediacom Broadband 11.00% 7/15/13                     50,000          51,125
  Paxson Communications 10.75% 7/15/08                  45,000          48,938
  WRC Media 12.75% 11/15/09                             35,000          36,663
                                                                     ---------
                                                                       842,049
                                                                     ---------
Chemicals - 0.77%
  Avecia Group 11.00% 7/1/09                            55,000          55,688
  Huntsman International
    10.125% 7/1/09                                      70,000          65,538
    144A 9.875% 3/1/09                                  30,000          30,900
  IMC Global 6.55% 1/15/05                              65,000          62,803
  Lyondell Chemical Series B
    9.875% 5/1/07                                       60,000          58,950
  MacDermid 9.125% 7/15/11                              75,000          80,250
  Solutia
    6.50% 10/15/02                                     110,000         104,258
    6.72% 10/15/37                                      85,000          73,816
                                                                     ---------
                                                                       532,203
                                                                     ---------
Computers & Technology - 0.24%
  Chippac International 12.75% 8/1/09                  100,000         109,500
  Seagate Technology 144A
    8.00% 5/15/09                                       55,000          55,688
                                                                     ---------
                                                                       165,188
                                                                     ---------
Consumer Products - 0.67%
  American Greetings 11.75% 7/15/08                     70,000          76,300
  Fedders North America
    9.375% 8/15/07                                     250,000         175,938
  Salton 12.25% 4/15/08                                 75,000          79,875
  Service International 6.30% 3/15/03                   75,000          74,250
  Stewart Enterprises 10.75% 7/1/08                     50,000          55,750
                                                                     ---------
                                                                       462,113
                                                                     ---------
Energy - 0.63%
  Compton Petroleum 144A 9.90% 5/15/09                  65,000          66,300
  Denbury Management 9.00% 3/1/08                       30,000          30,150
  El Paso Energy Partners 8.50% 6/1/11                  80,000          81,600
  Grant Prideco 9.625% 12/1/07                          50,000          52,875
  Swift Energy 9.375% 5/1/12                            40,000          39,900
  Vintage Petroleum
    7.875% 5/15/11                                      55,000          50,875
    9.00% 12/15/05                                      45,000          45,675
    144A 8.25% 5/1/12                                   65,000          64,350
                                                                     ---------
                                                                       431,725
                                                                     ---------

Statement
  of Net Assets (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.


                                                     Principal        Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)

Environmental Services - 0.23%
  Allied Waste North America
    8.875% 4/1/08                         USD         125,000      $   128,438
  Synagro Technologies 144A
    9.50% 4/1/09                                       30,000           31,050
                                                                   -----------
                                                                       159,488
                                                                   -----------
Food, Beverage & Tobacco - 1.08%
  Advantica Restaurant Group
    11.25% 1/15/08                                    150,000          117,750
  B&G Foods 144A 9.625% 8/1/07                         60,000           62,175
  CKE Restaurants 9.125% 5/1/09                       150,000          146,999
  Constellation Brands 8.125% 1/15/12                  75,000           77,156
  Di Giorgio Series B 10.00% 6/15/07                  115,000          118,019
  Fleming 144A 9.875% 5/1/12                           65,000           66,300
  Ingles Markets 8.875% 12/1/11                        50,000           51,250
  Marsh Supermarkets 8.875% 8/1/07                    100,000          100,750
  Perkins Family Restaurants
    10.125% 12/15/07                                    5,000            5,031
                                                                   -----------
                                                                       745,430
                                                                   -----------
Foreign Government - 28.66%
  Belgium Government Bond
    5.75% 9/28/10                         EUR       1,200,000        1,160,002
  Deutsche Bundesrepublik
    5.00% 7/4/11                                      350,000          323,443
    6.00% 1/5/06                                    1,200,000        1,171,213
    6.25% 1/4/24                                    1,000,000        1,019,173
  France Government Bond O.A.T.
    5.50% 4/25/10                                   1,000,000          957,046
  Hellenic Republic Government Bond
    8.60% 3/26/08                                     750,000          822,642
    8.70% 4/8/05                                      800,000          829,871
  Italy Government International Bond
    5.75% 7/25/16                                     500,000          474,016
  New South Wales Treasury
    6.50% 5/1/06                          AUD       2,000,000        1,144,710
  New Zealand Government Bond
    6.00% 11/15/11                        NZD       3,000,000        1,359,001
    7.00% 7/15/09                                   2,000,000          970,893
    8.00% 4/15/04                                   1,900,000          933,385
  Poland Government Bond
    8.50% 2/12/05                         PLZ       5,500,000        1,359,257
    12.00% 10/12/03                                 2,000,000          513,779
  Queensland Treasury
    6.00% 7/14/09                         AUD       2,000,000        1,114,372
  Republic of Austria
    4.00% 7/15/09                         EUR         450,000          390,984
  Republic of South Africa
    Series 153 13.00% 8/31/10             ZAR      16,000,000        1,733,803
    Series 177 9.50% 5/15/07                       13,000,000        1,218,854
  United Mexican States Global
    7.375% 7/6/06                         EUR       1,000,000          976,022
    8.25% 2/24/09                                   2,500,000        1,266,081
                                                                   -----------
                                                                    19,738,547
                                                                   -----------

                                                     Principal        Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)

Healthcare & Pharmaceuticals - 0.91%
   Concentra Operating
     13.00% 8/15/09                        USD           55,000       $  62,425
   Extendicare Health Services
     9.35% 12/15/07                                     100,000          96,500
   Hanger Orthopedic Group 144A
     10.375% 2/15/09                                     60,000          63,975
   Healthsouth 10.75% 10/1/08                           100,000         111,375
   Kinetic Concepts Series B
     9.625% 11/1/07                                     100,000         102,625
   Radiologix 10.50% 12/15/08                            75,000          78,750
   Rotech Healthcare 9.50% 4/1/12                        30,000          31,350
   Triad Hospitals 8.75% 5/1/09                          75,000          79,969
                                                                      ---------
                                                                        626,969
                                                                      ---------
Industrial Machinery - 0.06%
   Building Materials 7.75% 7/15/05                      50,000          44,188
                                                                      ---------
                                                                         44,188
                                                                      ---------
Leisure, Lodging & Entertainment - 1.08%
   Alliance Gaming Series B
     10.00% 8/1/07                                      100,000         105,499
   Bally Total Fitness Holdings Series D
     9.875% 10/15/07                                     20,000          20,450
   Circus & Eldorado Joint Venture 144A
     10.125% 3/1/12                                      80,000          83,600
   Extended Stay America 9.875% 6/15/11                 105,000         110,512
   John Q Hammons Hotels 144A
     8.875% 5/15/12                                      70,000          71,400
   Mohegan Tribal Gaming Authority 144A
     8.375% 7/1/11                                       55,000          56,650
   Penn National Gaming 11.125% 3/1/08                   50,000          54,250
   Regal Cinemas 144A 9.375% 2/1/12                      65,000          68,413
   Six Flags 9.50% 2/1/09                                90,000          93,600
   Wheeling Island Gaming 144A
     10.125% 12/15/09                                    75,000          78,938
                                                                      ---------
                                                                        743,312
                                                                      ---------
Metals & Mining - 0.48%
   Earle M Jorgensen 144A 9.75% 6/1/12                   85,000          86,063
+++Weirton Steel 11.375% 7/1/04                         950,000         242,250
                                                                      ---------
                                                                        328,313
                                                                      ---------
Miscellaneous - 0.07%
  aaiPharma 144A 11.00% 4/1/10                          50,000           48,313
                                                                      ---------
                                                                         48,313
                                                                      ---------
Packaging & Containers - 0.52%
  AEP Industries 9.875% 11/15/07                        75,000           74,999
  BPC Holding 12.50% 6/15/06                            50,000           53,000
  Graphic Packaging 8.625% 2/15/12                      50,000           52,500
  Plastipak Holdings 10.75% 9/1/11                      50,000           55,000
  Portola Packaging 10.75% 10/1/05                      25,000           25,063
  Silgan 9.00% 6/1/09 to 6/1/09                         90,000           94,276
                                                                      ---------
                                                                        354,838
                                                                      ---------

Statement
  of Net Assets (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.

                                                     Principal        Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)

Paper & Forest Products - 0.28%
   Georgia Pacific 9.50% 12/1/11           USD          85,000       $   88,373
   Tembec Industries 8.50% 2/1/11                      100,000          102,250
                                                                     ----------
                                                                        190,623
                                                                     ----------
Real Estate - 0.50%
   HMH Properties Series B 7.875% 8/1/08                30,000           29,250
   MeriStar Hospitality Operating
     Partnership 144A 10.50% 6/15/09                    50,000           53,125
   Nationwide Health Properties
     7.06% 12/5/06                                     100,000           98,226
   RFS Partnership 144A 9.75% 3/1/12                    50,000           52,500
   Senior Housing Properties Trust
     8.625% 1/15/12                                     45,000           47,025
   Tanger Properties L.P. 9.125% 2/15/08                30,000           30,733
   Ventas Realty 144A 9.00% 5/1/12                      30,000           31,425
                                                                     ----------
                                                                        342,284
                                                                     ----------
Retail - 0.88%
   Avado Brands
     9.75% 6/1/06                                       70,000           36,750
     11.75% 6/15/09                                    100,000           14,000
   Cole National Group 144A
     8.875% 5/15/12                                     15,000           15,338
   Gap 8.80% 12/15/08                                   65,000           66,001
   J Crew Operating 10.375% 10/15/07                   120,000          105,150
   Levi Strauss & Company
     11.625% 1/15/08                                    80,000           83,600
   Office Depot 10.00% 7/15/08                         125,000          138,124
   Petco Animal Supplies 144A
     10.75% 11/1/11                                     90,000           99,000
   Remington Arms 9.50% 12/1/03                         50,000           49,125
                                                                     ----------
                                                                        607,088
                                                                     ----------
Telecommunications - 2.05%
   Alcatel 4.375% 2/17/09                  EUR         500,000          375,589
   American Tower 9.375% 2/1/09            USD          55,000           38,225
   Avaya 11.125% 4/1/09                                 75,000           74,625
   Crown Castle International
     10.75% 8/1/11                                      75,000           64,875
   Dobson Communications
     10.875% 7/1/10                                     25,000           22,250
   EchoStar Broadband
     10.375% 10/1/07                                   150,000          157,875
+++Global Crossing
     8.70% 8/1/07                                      850,000           17,000
     9.125% 11/15/06                                    50,000            1,000
   Horizon PCS 144A
     13.75% 6/15/11                                     40,000           23,800
   Insight Midwest
     9.75% 10/1/09                                      40,000           40,000
     10.50% 11/1/10                                     75,000           76,688
   Level 3 Communications
     11.00% 3/15/08                                    100,000           49,000
   Metromedia Fiber Network
     10.00% 12/15/09                                   100,000            2,750

                                                     Principal        Market
                                                      Amount++     Value (U.S.$)

Non-Convertible Bonds (continued)

Telecommunications (continued)
  Nextel Communications
    9.375% 11/15/09                       USD         275,000      $   179,437
  PanAmSat 144A 8.50% 2/1/12                           55,000           55,413
  Qwest 144A 8.875% 3/15/12                            55,000           54,831
  Qwest Capital Funding
    7.25% 2/15/11                                      75,000           57,286
 *SBA Communications
    18.44% 3/1/08                                     100,000           64,500
  WorldCom
    7.50% 5/15/11                                      70,000           34,650
    8.25% 5/15/31                                      50,000           21,750
                                                                    ----------
                                                                     1,411,544
                                                                    ----------
Textiles, Apparel & Furniture - 0.08%
  Collins & Aikman Floor Cover
    9.75% 2/15/10                                      50,000           52,563
                                                                    ----------
                                                                        52,563
                                                                    ----------
Transportation & Shipping - 0.29%
  Atlas Air 10.75% 8/1/05                              25,000           16,875
  Hornbeck-Leevac Marine Services
    10.625% 8/1/08                                     90,000           94,838
  Petroleum Helicopters 9.375% 5/1/09                  35,000           36,575
  Teekay Shipping 8.875% 7/15/11                       50,000           52,500
                                                                    ----------
                                                                       200,788
                                                                    ----------
Utilities - 0.92%
  Avista 9.75% 6/1/08                                  25,000           27,239
  Calpine 10.50% 5/15/06                               85,000           76,571
  Calpine Canada Energy Finance
    8.50% 5/1/08                                      140,000          114,949
  CMS Energy 8.90% 7/15/08                            100,000           97,134
  Mission Energy 13.50% 7/15/08                        65,000           67,925
  Ocean Rig Norway 10.25% 6/1/08                       45,000           40,725
  PG&E National Energy Group
    10.375% 5/16/11                                    80,000           82,544
  Western Resources 144A
    7.875% 5/1/07                                      25,000           25,376
    9.75% 5/1/07                                      100,000           98,488
                                                                    ----------
                                                                       630,951
                                                                    ----------
Total Non-Convertible Bonds
  (cost $32,940,286)                                                30,392,376
                                                                    ----------
Short-Term Securities - 4.45%

**U.S. Treasury Bill 1.647% 6/6/02                  3,065,000        3,064,294
                                                                    ----------
Total Short-Term Securities
  (cost $3,064,294)                                                  3,064,294
                                                                    ----------

Statement
  of Net Assets (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.




   Total Market Value of Securities - 130.29%
     (cost $89,293,963)                                             $89,713,307
                                                                    -----------
***Liabilities Net of Receivables and
     Other Assets - (30.29%)                                        (20,855,663)
                                                                    -----------
   Net Assets Applicable to 5,985,582 Shares
     ($0.01 par value) Outstanding; Equivalent
     to $11.50 per Share - 100.00%                                  $68,857,644
                                                                    -----------

   Components of Net Assets at May 31, 2002:
   Common stock, $0.01 par value, 500,000,000
     shares authorized to the Fund                                  $82,781,531
   Treasury stock, 665,065 shares, at cost                           (8,599,291)
   Distributions in excess of net investment income(a)               (3,943,563)
   Accumulated net realized loss on investments
     and foreign currencies                                          (1,761,222)
   Net unrealized appreciation of investments
     and foreign currencies                                             380,189
                                                                    -----------
   Total net assets                                                 $68,857,644
                                                                    ===========

  +Non-income producing security for the period ended May 31, 2002.

 ++Principal amount is stated in the currency in which each bond is denominated.

+++Non-income producing security. Security is currently in default.

  *Zero coupon bond. The interest rate shown is the step-up rate.

 **U.S. Treasury bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.

***Of this amount, $21,000,000 represents borrowings under the Fund's Line of Credit as of May 31, 2002. See Note 6 in "Notes to Financial Statements".

(a)Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

Summary of Abbreviations
ADR - American Depositary Receipts
PEPS - Partial Equity Linked Securities
PIK - Pay-in-kind
TIDES - Term Income Deferred Equity Securities

AUD - Australian Dollar
EUR - European Monetary Unit
NZD - New Zealand Dollar
PLZ - Polish Zloty
USD - U.S. Dollar
ZAR - South African Rand

See accompanying notes

Statement
of Operations

                      Delaware Investments Global Dividend and Income Fund, Inc. Period Ended May 31, 2002 (Unaudited)

Investment Income
  Interest                                              $1,315,994
  Dividends (net of foreign taxes withheld of $27,800)   1,080,614  $ 2,396,608
                                                        ----------  -----------

Expenses:
  Management fees                                          311,558
  Accounting and administration expenses                    50,000
  Professional fees                                         40,600
  Reports and statements to shareholders                    17,000
  Transfer agent fees                                       15,000
  Custodian fees                                            13,390
  NYSE fees                                                 12,480
  Directors' fees                                            3,846
  Taxes (other than taxes on income)                         1,140
  Other                                                     30,042
                                                        ----------
  Total operating expenses (before interest expense)                    495,056
  Interest expense                                                      285,127
                                                                    -----------
  Total operating expenses (after interest expense)                     780,183
  Less expenses paid indirectly                                            (888)
  Total expenses                                                        779,295
                                                                    -----------
Net Investment Income                                                 1,617,313
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies:

  Net realized loss on:
    Investments                                                        (588,515)
    Foreign currencies                                               (1,181,923)
                                                                    -----------
  Net realized loss                                                  (1,770,438)
  Net change in unrealized appreciation/depreciation
   on investments and foreign currencies                              6,630,633
                                                                    -----------
Net Realized and Unrealized Gain on Investments and
  Foreign Currencies                                                  4,860,195
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $ 6,477,508
                                                                    ===========

See accompanying notes

Statements
  of Changes in Net Assets

                                                                          Delaware Investments Global Dividend and Income Fund, Inc.


                                                                                                        Period            Year
                                                                                                         Ended            Ended
                                                                                                        5/31/02          11/30/01
                                                                                                      (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                               $ 1,617,313       $ 3,710,472
  Net realized loss on investments and foreign currencies                                              (1,770,438)       (3,623,997)
  Net change in unrealized appreciation/depreciation of investments and foreign currencies              6,630,633         5,341,691
                                                                                                      -----------       -----------
  Net increase in net assets resulting from operations                                                  6,477,508         5,428,166
                                                                                                      -----------       -----------

Dividends and Distributions to Shareholders from:
  Net investment income                                                                                (4,489,581)       (1,179,716)
  Net realized gain on investments                                                                             --          (502,789)
  Return of capital                                                                                            --        (7,296,404)
                                                                                                      -----------       -----------
                                                                                                       (4,489,581)       (8,978,909)
                                                                                                      -----------       -----------
Net Increase (Decrease) in Net Assets                                                                   1,987,927        (3,550,743)

Net Assets:
  Beginning of period                                                                                  66,869,717        70,420,460
                                                                                                      -----------       -----------
  End of period                                                                                       $68,857,644       $66,869,717
                                                                                                      ===========       ===========

See accompanying notes

                                                                 14

Statement
  of Cash Flows

                                                                          Delaware Investments Global Dividend and Income Fund, Inc.
                                                                          Period Ended May 31, 2002 (Unaudited)
Net Cash (Including Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations                                                                   $  6,477,508
                                                                                                                       ------------
 Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
   Amortization of discount on securities                                                                                  (110,316)
   Net proceeds from investment transactions                                                                              5,826,153
   Net realized loss on investments                                                                                         588,515
   Net realized loss on foreign currencies                                                                                1,181,923
   Net change in unrealized appreciation/depreciation of
    investments and foreign currencies                                                                                   (6,630,633)
   Decrease in receivable for investments sold                                                                              909,919
   Decrease in interest and dividends receivable                                                                            251,373
   Increase in payable for investments purchased                                                                            365,986
   Decrease in interest payable                                                                                             (27,552)
   Increase in accrued expenses and other liabilities                                                                        12,226
                                                                                                                       ------------
 Total adjustments                                                                                                        2,367,594
                                                                                                                       ------------
Net cash provided by operating activities                                                                                 8,845,102
                                                                                                                       ------------

Cash flows used for financing activities:
   Proceeds from line of credit (Note 6)                                                                                 21,000,000
   Principal repayment on line of credit (Note 6)                                                                       (25,000,000)
   Cash dividends and distributions paid                                                                                 (4,489,581)
                                                                                                                       ------------
 Net cash used for financing activities                                                                                  (8,489,581)
                                                                                                                       ------------
 Effect of exchange rates on cash                                                                                           (48,915)
                                                                                                                       ------------
 Net increase in cash                                                                                                       306,606
 Cash at beginning of period                                                                                               (260,164)
                                                                                                                       ------------
 Cash at end of period                                                                                                 $     46,442
                                                                                                                       ============

 Cash paid for interest                                                                                                $    311,415
                                                                                                                       ============

See accompanying notes

                                                                 15


Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Investments Global Dividend and Income Fund, Inc.

                                                               Period
                                                               Ended                             Year Ended
                                                             5/31/02(3)   11/30/01    11/30/00    11/30/99    11/30/98     11/30/97
                                                            (Unaudited)
Net asset value, beginning of period                          $11.170     $11.770      $13.920     $15.700     $ 17.090     $15.810

Income (loss) from investment operations:
Net investment income                                           0.270       0.620        0.700       0.930        1.090       1.000
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         0.810       0.280       (1.350)     (1.070)      (0.700)      1.780
                                                              -------     -------      -------     -------     --------    --------
Total from investment operations                                1.080       0.900       (0.650)     (0.140)       0.390       2.780
                                                              -------     -------      -------     -------     --------    --------

Less dividends and distributions from:
Net investment income                                          (0.750)     (0.195)      (0.530)     (0.860)      (1.380)     (0.950)
Net realized gains on investment transactions                      --      (0.084)      (0.470)     (0.780)      (0.400)     (0.550)
Return of capital                                                  --      (1.221)      (0.500)         --           --          --
                                                              -------     -------      -------     -------     --------    --------
Total dividends and distributions                              (0.750)     (1.500)      (1.500)     (1.640)      (1.780)     (1.500)
                                                              -------     -------      -------     -------     --------    --------

Net asset value, end of period                                $11.500     $11.170      $11.770     $13.920     $ 15.700    $ 17.090
                                                              =======     =======      =======     =======     ========    ========

Market value, end of period                                   $13.200     $12.400      $10.380     $11.750     $ 15.880    $ 17.310
                                                              =======     =======      =======     =======     ========    ========

Total return based on:(1)
Market value                                                   12.92%      34.52%        0.29%     (17.00%)       2.05%      18.98%
Net asset value                                                 9.21%       6.91%       (4.04%)     (0.57%)       2.19%      17.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $68,858     $66,870      $70,420     $92,601     $104,446    $113,685
Ratio of total operating expenses to average net assets         2.34%       3.31%        3.45%       2.69%        2.69%       2.67%
Ratio of total operating expenses to adjusted average
 net assets (before interest expense)(2)                        1.11%       1.10%        1.04%       1.00%        1.03%       1.02%
Ratio of interest expense to adjusted average net assets(2)     0.64%       1.35%        1.62%       1.15%        1.16%       1.16%
Ratio of net investment income to average net assets            4.86%       5.18%        5.34%       6.14%        6.63%       6.03%
Ratio of net investment income to adjusted average net
 assets(2)                                                      3.65%       3.84%        4.11%       4.92%        5.38%       4.93%
Portfolio turnover                                                72%         47%          43%         58%          51%         68%

Leverage analysis:
Debt outstanding at end of period (000 omitted)               $21,000     $25,000      $25,000     $25,000      $25,000     $25,000
Average daily balance of debt outstanding (000 omitted)       $22,209     $25,000      $25,000     $25,000      $25,000     $25,000
Average daily balance of shares outstanding (000 omitted)       5,986       5,986        6,389       6,651        6,651       6,651
Average debt per share                                          $3.71       $4.18        $3.91       $3.76        $3.76       $3.76

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Adjusted average net assets excludes debt outstanding.

(3) Ratios have been annualized and total return has not been annualized. As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the six months ended May 31, 2002 was a decrease in net investment income per share of $0.005, an increase in net realized and unrealized gain (loss) per share of $0.005, a decrease in the ratio of net investment income to average net assets of 0.09%, and a decrease in the ratio of net investment income to adjusted average net assets of 0.06%. Per share data for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Notes
  to Financial Statements

                      Delaware Investments Global Dividend and Income Fund, Inc. Period Ended May 31, 2002 (Unaudited)

Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital.

Borrowings - The Fund has entered into a $21,000,000 Line of Credit Agreement with J.P. Morgan Chase Bank (See Note 6).

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Fund does isolate that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Change in Accounting Principle - As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to December 1, 2001, the Fund did not amortize premium or market discount, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $75,551 increase in cost of securities and a corresponding $75,551 reduction in net unrealized appreciation (depreciation) based on securities held by the Fund on December 1, 2001.

The effect of these changes for the period ended May 31, 2002, was a decrease in net investment income of $28,720, a decrease in net unrealized appreciation (depreciation) of $5,294, and an increase in net realized gains (losses) of $34,014. The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in accounting.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $798 for the period ended May 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended May 31, 2002 were approximately $90. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

Notes
  to Financial Statements (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.


2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.70% which is calculated daily based on the adjusted average weekly net assets.

DMC has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL a monthly fee equal to 40% of the fee paid to DMC under the terms of the Investment Management Agreement. The Fund does not pay any fees directly to DIAL.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted weekly net assets, subject to an annual minimum of $100,000.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the line of credit liability.

At May 31, 2002, the Fund had liabilities payable to affiliates as follows:

 Investment management fee payable to DMC                  $52,239
 Accounting and other expenses payable to DSC               11,569
 Other expenses payable to DMC and affiliates                3,286

Certain officers of DMC, DIAL and DSC are officers and/or directors the Fund. These officers and directors are paid no compensation by the Fund.

3. Investments

For the period ended May 31, 2002, the Fund made purchases of $30,270,195 and sales of $35,787,866 of investment securities other than U.S. government securities and short-term investments.

At May 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2002, the cost of investments was $89,178,041. At May 31, 2002, the net unrealized appreciation was $535,262 of which $8,863,630 related to unrealized appreciation of investments and $8,328,368 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended May 31, 2002 and the year ended November 30, 2001 was as follows:

                                            May 31, 2002     November 30, 2001

Ordinary Income                              $4,489,581          $1,179,716
Long-term capital gain                               --             502,789
Return of capital                                    --          7,296,404
                                             ----------          ----------
Total                                        $4,489,581          $8,978,909
                                             ==========          ==========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,093,240 in 2009.

5. Capital Stock

The Fund did not repurchase any shares under the Share Repurchase Program during the period ended May 31, 2002.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

For the period ended May 31, 2002, the Fund did not have any transactions in common shares.

6. Line of Credit

The Fund has entered into a Line of Credit Agreement with J.P. Morgan Chase Bank for $21,000,000. At May 31, 2002, the par value of loans outstanding was $21,000,000 at a variable interest rate of 2.47%. During the period, the average daily balance of loans outstanding was $22,208,791 at a weighted average interest rate of approximately 2.50%. The maximum amount of loans outstanding at any time during the period was $25,000,000. The loan is collateralized by the Fund's portfolio.

7. Foreign Exchange Contracts

The Fund may enter into forward foreign currency exchange as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at May 31, 2002.

Notes
  to Financial Statements (continued)

                      Delaware Investments Global Dividend and Income Fund, Inc.


8. Geographic Disclosure
As of May 31, 2002, the Fund's geographic diversification* was as follows:

 Country                                         Market Value
 ----------------------------------------------------------------------------
 United States                                   $51,946,241          57.90%
 ----------------------------------------------------------------------------
 United Kingdom                                    5,969,991           6.65%
 ----------------------------------------------------------------------------
 Australia                                         5,368,515           5.98%
 ----------------------------------------------------------------------------
 Germany                                           4,682,992           5.22%
 ----------------------------------------------------------------------------
 New Zealand                                       3,790,378           4.22%
 ----------------------------------------------------------------------------
 South Africa                                      3,617,901           4.03%
 ----------------------------------------------------------------------------
 France                                            2,352,637           2.62%
 ----------------------------------------------------------------------------
 Mexico                                            2,242,103           2.50%
 ----------------------------------------------------------------------------
 Poland                                            1,873,036           2.09%
 ----------------------------------------------------------------------------
 Greece                                            1,652,513           1.84%
 ----------------------------------------------------------------------------
 Belgium                                           1,532,398           1.71%
 ----------------------------------------------------------------------------
 Netherlands                                       1,223,104           1.36%
 ----------------------------------------------------------------------------
 Hong Kong                                           912,556           1.02%
 ----------------------------------------------------------------------------
 Spain                                               911,902           1.02%
 ----------------------------------------------------------------------------
 Italy                                               795,347           0.89%
 ----------------------------------------------------------------------------
 Austria                                             390,984           0.44%
 ----------------------------------------------------------------------------
 Japan                                               283,260           0.32%
 ----------------------------------------------------------------------------
 Canada                                              114,949           0.13%
 ----------------------------------------------------------------------------
 Bahamas                                              52,500           0.06%
 ----------------------------------------------------------------------------
 Total                                           $89,713,307         100.00%
 ----------------------------------------------------------------------------
* Based on the issuer of each security's domicile.

Like any investment in securities, the value of the portfolio may be subject to risk or loss from market currency, economic and political factors which occur in the countries where the Fund is invested.

9. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The fund invests in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly form real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the period ended May 31, 2002. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations.

                       This page intentionally left blank.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Balanced Allocation Portfolio
   Delaware Growth Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

                                                        DGF
Delaware                                                NYSE
Investments(SM)                                         Listed
---------------------------------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Delaware Investments Global Dividend and Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when resold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

Board of Directors                          Affiliated Officers                              Contact Information
Charles E. Haldeman, Jr.                    William E. Dodge                                 Investment Manager
Chairman                                    Executive Vice President and                     Delaware Management Company
Delaware Investments Family of Funds        Chief Investment Officer, Equity                 Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                                 International Affiliate
Walter P. Babich                                                                             Delaware International Advisers Ltd.
Board Chairman                              Jude T. Driscoll                                 London, England
Citadel Constructors, Inc.                  Executive Vice President and
King of Prussia, PA                         Head of Fixed Income                             Principal Office of the Fund
                                            Delaware Investments Family of Funds             2005 Market Street
David K. Downes                             Philadelphia, PA                                 Philadelphia, PA 19103
President and Chief Executive Officer
Delaware Investments Family of Funds        Richard J. Flannery                              Independent Auditors
Philadelphia, PA                            President and Chief Executive Officer            Ernst & Young, LLP
                                            Delaware Distributors, L.P.                      2001 Market Street
John H. Durham                              Philadelphia, PA                                 Philadelphia, PA 19103
Private Investor
Gwynedd Valley, PA                          Joseph H. Hastings                               Registrar and Stock Transfer Agent
                                            Senior Vice President/Corporate Controller       Mellon Investor Services, LLC
John A. Fry                                                                                  Overpeck Centre
Executive Vice President                    Michael P. Bishof                                85 Challenger Road
University of Pennsylvania                  Senior Vice President/Treasurer                  Ridgefield, NJ 07660
Philadelphia, PA                                                                             800 851-9677
                                            Lisa O. Brinkley
Anthony D. Knerr                            Senior Vice President/Compliance Director        For Securities Dealers and Financial
Consultant                                                                                   Institutions Representatives Only
Anthony Knerr & Associates                  Richelle S. Maestro                              800 362-7500
New York, NY                                Senior Vice President/Deputy General
                                            Counsel/Secretary                                Web site
                                                                                             www.delawareinvestments.com
Ann R. Leven+                               John J. O'Connor
Former Treasurer/Chief Fiscal Officer       Senior Vice President/Assistant Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison+
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


+Audit Committee Member
 (6216)                                                                                                           Printed in the USA
 SA-DGF [5/02] VGR 7/02                                                                                                        J8353